UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2012

XYLEM INC.

(Exact name of registrant as specified in its charter)

Indiana	001-35229	45-2080495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1133 Westchester Avenue, Suite N200 White Plains, New York		10604
(Address of principal executive offices)		(Zip Code)

(914) 323-5700

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

This Report is being filed to correct previous disclosure in the Company’s Proxy Statement filed on March 29, 2012. Under “Proposal 2—Ratification of Appointment of the Independent Registered Public Accounting Firm,” the Company stated that it has an agreement with its independent auditor, Deloitte & Touche LLP (“Deloitte”), which “limit[s] awards based on punitive or exemplary damages under the dispute resolution procedures.” In fact, the Company’s agreement with Deloitte does not include such a provision limiting damages. The agreement expressly states that dispute resolution “shall apply to the fullest extent of the law, whether in contract, statute, tort (such as negligence), or otherwise.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.

Date: April 27, 2012	By:	/s/ Frank R. Jimenez
Frank R. Jimenez
Senior Vice President, General Counsel & Corporate Secretary
(Authorized Officer of Registrant)